Exhibit 10.24

LETTER AMENDMENT

November 25, 2025

FNLR Logistics LLC

FNLR Grocery LLC

c/o Fortress Investment Group

11611 San Vicente, 10th Floor
Los Angeles, California 90049

Ladies and Gentlemen:

Reference is made to that certain (i) Loan Agreement, dated as of September 19, 2025 (as amended as of the date hereof and as may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among FNLR Logistics LLC, a Delaware limited liability company (“Borrower 1”), FNLR Grocery LLC, a Delaware limited liability company (“Borrower 2”; and together with Borrower 1, individually or collectively, as the context may require, “Borrower”), certain lenders from time to time party thereto (“Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (“Bank of America”) and (ii) Guaranty Agreement, dated as of September 19, 2025 (as may be amended, supplemented or otherwise modified from time to time, the “Guaranty”), by FNLR OP LP, a Delaware limited partnership (“Guarantor”), for the benefit of Administrative Agent and the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement. This Letter Amendment (this “Letter”) amends the Loan Agreement to the extent provided herein.

The Administrative Agent, the Lenders, Borrower, and Guarantor each hereby agree that, effective as of the date hereof, the Loan Agreement is hereby amended as follows:

1.
Exhibit B of the Loan Agreement is hereby amended to add the following defined term to Section 1 thereof:

““Jurupa Valley Net Lease” means that certain Lease Agreement, dated as of August 27, 2025, between FNLR Logistics LLC, a Delaware limited liability company, as landlord, and UPS Supply Chain Solutions, Inc., a Delaware corporation, as tenant, with respect to the Individual Property located in Jurupa Valley, CA.”

2.
Exhibit E to the Loan Agreement is hereby amended by adding the following bold, underlined and italicized language to Section 3 thereof:

“3. Representations and Covenants Concerning Leases. (a) Borrower agrees that (i) Borrower will, in a commercially reasonable manner, observe and perform in all material respects all of the obligations imposed upon the landlord in the Net Leases and any other Lease entered into by Borrower (if any) and will not do or knowingly permit to be done anything to impair the security thereof in any material respect; (ii) Borrower will use its commercially reasonable efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every material obligation and undertaking of the respective tenants under any such Leases and will appear in and defend, at Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, such Leases; (iii) no Rents under Leases will be waived, released, discounted, set off or compromised; (iv) except as stated in the Net Leases,

Borrower has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (v) as to Leases to which Borrower is a party and subject to the terms thereof, Borrower will not, without the prior written consent of Administrative Agent, waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material provision under any Lease, renew or extend any Lease except in accordance with a right of Tenant thereunder, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against Tenant in bankruptcy or otherwise; (vi) Borrower will not, without the prior written consent of Administrative Agent, terminate or consent to the cancellation or surrender of any Lease; provided, however, that notwithstanding the foregoing, Borrower will not terminate or consent to the cancellation or surrender of the Jurupa Valley Net Lease without the prior written consent of the Required Lenders; (vii) [intentionally omitted]; and (viii) Borrower shall give prompt notice to Administrative Agent, as soon as Borrower first obtains notice, of any material default or claim with respect to any Lease to which Borrower is a party, or the commencement of any material action by any tenant or subtenant under or with respect to any such Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of any such Lease, or constructive eviction, and Borrower shall defend (or cause Net Lease Tenant to defend), at Borrower’s or Net Lease Tenant’s expense, any proceeding pertaining to any such Lease to the extent Administrative Agent is named as a party therein and Administrative Agent so requests. Borrower further covenants that Borrower will not, and will not knowingly suffer or knowingly permit a Tenant under any Lease of space in the Improvements to, violate any Laws affecting the Property in any material respect, including the Controlled Substances Act, or which could otherwise result in the occurrence of an Event of Default under Section 7.1(q), including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act.”

By execution of this Letter, Borrower and Guarantor hereby: (a) reaffirm, ratify, confirm and acknowledge its obligations under the Loan Documents to which it is a party, and agree to continue to be bound thereby and perform thereunder, as applicable; (b) agree and acknowledge that the Loan Documents and all of their respective obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been waived or otherwise modified; (c) acknowledge and agree that the amendments described herein shall not be deemed a waiver of any other obligations of Borrower or Guarantor under the Loan Documents.

Except as expressly contemplated hereby, the Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect Administrative Agent’s or Lenders’ ability to enforce) any Default or Event of Default (as such terms may be used in the Loan Documents).

Borrower agrees to pay or cause to be paid, as and when billed by Administrative Agent or the Lenders, all fees, costs and expenses (including, without limitation, Administrative Agent’s reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the the negotiation, preparation, execution and delivery of this Letter.

This Letter shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents. No third-party beneficiaries are intended in connection with this Letter.

This Letter, together with the Loan Agreement and the other Loan Documents (as amended to date), contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Letter supersedes all prior drafts and communications with respect the subject matter hereof and may not be amended except as provided for in the Loan Agreement.

This Letter shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

This Letter may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

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Very truly yours,

ADMINISTRATIVE AGENT AND LENDER:

BANK OF AMERICA, N.A.

By:/s/ Charles Troyanovski

Name: Charles Troyanovski

Title: Senior Vice President

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[Signature Page to Letter Amendment – UPS – UNFI Portfolio Financing]

Borrower and Guarantor hereby acknowledge and agree that the amendments described herein are subject in all respects to the terms of this Letter:

BORROWER:

FNLR LOGISTICS LLC,
a Delaware limited liability company

By: /s/ William Turner____________________

Name: William Turner

Title: Authorized Signatory

FNLR GROCERY LLC,
a Delaware limited liability company

By: /s/ William Turner____________________

Name: William Turner

Title: Authorized Signatory

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GUARANTOR:

FNLR OP LP, a Delaware limited partnership

By: FNLR GP LLC, a Delaware limited liability

company, its general partner

By: /s/ William Turner____________________

Name: William Turner

Title: Authorized Signatory

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